Q3 2026 Earnings Call November 10, 2026 © 2026 Scholar Rock, Inc. All rights reserved.

SMA, Spinal Muscular Atrophy. © 2026 Scholar Rock, Inc. All rights reserved. Q3 2026 Earnings Call 01 02 03 04 05 BUSINESS OVERVIEW David L. Hallal Chairman & Chief Executive Officer COMMERCIAL UPDATE Keith Woods Chief Operating Officer R&D PROGRESS Akshay Vaishnaw, M.D., Ph.D. President of R&D FINANCIAL RESULTS Vikas Sinha Chief Financial Officer Q&A SESSION

Forward-Looking Statements © 2026 Scholar Rock, Inc. All rights reserved. This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding Scholar Rock’s future expectations, plans and prospects, including without limitation, Scholar Rock’s expectations regarding the U.S. commercial launch and commercial performance of ISEMBYLD, including patient and physician demand, launch dynamics, patient enrollment trends, market acceptance, coverage and reimbursement, and the timing of an ISEMBYLD-specific J-code; expectations regarding its growth, strategy, progress and timing of its clinical trials and development programs for apitegromab, including its subcutaneous formulation, the potential characteristics and benefits of such formulation, and its engagement with regulators regarding the development path for such formulation, as well as the ongoing Phase 2 OPAL and FORGE trials, and for SRK-439, including the expected timing of topline data from its Phase 1 clinical trial and the timing of public disclosure of such data, the timing of any regulatory submissions, decisions and anticipated approvals, and the therapeutic potential, clinical benefits and safety of any product candidates; expectations regarding the timing and outcome of EMA review of the resubmitted MAA for apitegromab, including the expected timing of a CHMP opinion in the first half of 2027; expectations regarding the timing and outcome of PMDA review of the JNDA for apitegromab under priority review; expectations regarding the availability and timing of commercial supply of ISEMBYLD and apitegromab, including from Scholar Rock’s alternate fill-finish facility; expectations regarding the closing of the sale of Scholar Rock’s PRV, including the satisfaction of closing conditions, including the expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act, and the anticipated receipt and use of proceeds therefrom; plans to expand access to ISEMBYLD globally, including in up to 50 countries worldwide, and expectations regarding commercial launch timing in additional jurisdictions (including Europe and Japan), and the achievement of important milestones, the ability of any product candidate to perform in humans in a manner consistent with earlier nonclinical, or clinical data; and the potential of its product candidates and proprietary platform. The use of words such as “may,” “might,” “could,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” or “continue,” and other similar expressions are intended to identify such forward-looking statements. All such forward-looking statements are based on management's current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, without limitation, whether nonclinical and clinical data, including the results from the Phase 3 SAPPHIRE trial and any results from ongoing or future clinical trials, including the Phase 2 OPAL clinical trial, the Phase 2 FORGE trial and the Phase 1 clinical trial of SRK-439, will be sufficient to support regulatory approval or further development; that nonclinical and clinical data, including the results from the Phase 2 or Phase 3 clinical trial of apitegromab, data from any ongoing or future trials of apitegromab or data for SRK-439, are not predictive of, may be inconsistent with, or more favorable than, data generated from future or ongoing clinical trials of the same product candidates; whether the resubmitted MAA and the JNDA will be sufficient to support regulatory approval of apitegromab in the European Union and Japan, respectively, on the expected timelines or at all; Scholar Rock’s ability to successfully commercialize ISEMBYLD, including achieving market acceptance among patients, physicians and payors and obtaining adequate coverage and reimbursement; whether early patient and physician demand for ISEMBYLD translates into sustained patient treatment and product revenue; Scholar Rock’s ability to obtain regulatory approval for, and to successfully expand access to, ISEMBYLD in additional countries; Scholar Rock’s ability to successfully launch ISEMBYLD in Europe and Japan on the expected timelines, or at all; Scholar Rock’s ability to maintain sufficient commercial supply of ISEMBYLD, including through its alternate fill-finish facility; whether the conditions to the closing of the PRV sale will be satisfied on the expected timeline or at all; Scholar Rock’s need for additional capital and its ability to obtain it on acceptable terms; Scholar Rock’s ability to manage expenses or provide the financial support, resources and expertise necessary to identify and develop product candidates on the expected timeline; information provided or decisions made by regulatory authorities, including regarding the development path for subcutaneous apitegromab; competition from third parties that are developing products for similar uses; Scholar Rock’s ability to obtain, maintain and protect its intellectual property; and Scholar Rock’s dependence on third parties for development and manufacture of apitegromab, ISEMBYLD and other product candidates including, without limitation, to supply commercial demand for ISEMBYLD and any clinical trials as well as those risks more fully discussed in the section entitled “Risk Factors” in Scholar Rock’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2026, as well as discussions of potential risks, uncertainties, and other important factors in Scholar Rock’s subsequent filings with the Securities and Exchange Commission. Any forward-looking statements represent Scholar Rock’s views only as of today and should not be relied upon as representing its views as of any subsequent date. All information in this press release is as of the date of the release, and Scholar Rock undertakes no duty to update this information unless required by law.

Business Overview David L. Hallal Chairman & Chief Executive Officer © 2026 Scholar Rock, Inc. All rights reserved.

© 2026 Scholar Rock, Inc. All rights reserved. BUILDING THE NEXT GLOBAL BIOTECH POWERHOUSE FDA APPROVED NOW First and only muscle-targeted therapy for adults and children ≥2 years of age with SMA U.S. Launch Underway Apitegromab MAA in Europe: Resubmitted MAA for treatment of children and adults with SMA; CHMP opinion expected in H1 2027 Apitegromab JNDA in Japan: Submitted JNDA for treatment of children and adults with SMA; accepted under priority review; launch anticipated near YE 2027 FORGE Phase 2 Study in FSHD: Commenced participant dosing; program granted Fast Track and Orphan Drug Designations by FDA Agreement to monetize PRV: Entered into definitive agreement to monetize PRV for $205M

ISEMBYLD™ is ushering in next phase of innovation in SMA

INITIAL PHASE OF INNOVATION: MOTOR NEURON

2016 — SPINRAZA (nusinersen) injection

2019 — zolgensma (onasemnogene abeparvovec-xioi)

2020 — Evrysdi risdiplam

2025 — itvisma (onasemnogene abeparvovec-brve) suspension for intrathecal injection

SMN-Targeted Therapies

NEXT PHASE OF INNOVATION: MUSCLE

2026 — ISEMBYLD™ (apitegromab-mstn) injection 150mg/3mL

Muscle-Targeted Therapy

MOTOR NEURON



MUSCLE

Motor unit consists of motor neuron *and* muscle

93% OF PATIENTS said gaining muscle strength is a significant unmet need in a 2026 Cure SMA survey[1]

~3/4 OF NEUROLOGISTS recognize the future of treatment targets the motor neuron **AND** the muscle[2]

© 2026 Scholar Rock, Inc. All rights reserved.
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1. Cure SMA State of SMA 2025 Report; 2. Scholar Rock internal market research (US Neurologists).

© 2026 Scholar Rock, Inc. All rights reserved. ISEMBYLD™ (apitegromab-mstn) is indicated for the treatment of spinal muscular atrophy (SMA) in adults and children 2 years of age and older who are currently receiving a survival motor neuron 2 (SMN2)-targeted treatment1 U.S. LAUNCH NOW UNDERWAY LOSS OF MOTOR FUNCTION GAIN OF MOTOR FUNCTION +2.2 POINT IMPROVEMENT IN HMFSE (p=0.0121*) Supported by global Phase 3 SAPPHIRE study, FDA-approved ISEMBYLD label provides a substantial opportunity to serve SMA patients in the U.S. HFMSE, Hammersmith Functional Motor Scale-Expanded; SMA, Spinal Muscular Atrophy; SMN, Survival Motor Neuron. *Nominal p-value; Based on ISEMBYLD™ 10 mg/kg + SMN-targeted therapy (nusinersen or risdiplam) versus placebo + SMN-targeted therapy. Change from baseline in HFMSE total score at 1 year with +1.0 change from baseline for ISEMBYLD™ 10 mg/kg vs. -1.2 change from baseline for the placebo. Population aged 2 – 12 years. ISEMBYLD prescribing information.

Broad-based demand in the earliest phase of launch as measured by volume and breadth of prescribers and patients

SITES PRESCRIBING ISEMBYLD

BALANCED across all geographies nationwide

>1/3 of Top 140 SMA treatment centers enrolled initial patients

Significant number of patients enrolled from sites **OUTSIDE TOP 140**

PATIENTS ENROLLED IN SCHOLAR ROCK SUPPORTS

- ISEMBYLD-treatment **naïve**
- Transitioning from **clinical trial** and **EAP**
- **Children** and **adults**
- **All trajectories** of motor function
- Background therapy of **Evrysdi, Spinraza, HD Spinraza**, including some who previously received **Zolgensma**

Steady and consistent pace of demand in initial weeks of ISEMBYLD™ launch

As of October 31, 2026.

© 2026 Scholar Rock, Inc. All rights reserved.

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9 Opportunity to serve a steady and consistent number of new patients for quarters and years to come.

Commercial Update Keith Woods Chief Operating Officer © 2026 Scholar Rock, Inc. All rights reserved.

1. Data provided by Cure SMA U.S. SMA OPPORTUNITY FDA APPROVED NOW ISEMBYLD™ positioned to redefine the standard-of-care in SMA ~6,600 patients have received an approved SMN2-targeted therapy1 © 2026 Scholar Rock, Inc. All rights reserved.

© 2026 Scholar Rock, Inc. All rights reserved. Executed key ISEMBYLD™ launch priorities in September upon FDA approval ISEMBYLD vials labeled, packaged, and shipped to specialty network within one week Scholar Rock Supports immediately began working with physicians and families for initial patients J-code application filed for ISEMBYLD-specific code; expected to be available on April 1, 2027

Patient and caregiver awareness and engagement is high Registered for ISEMBYLD webinars ~1,000 PATIENTS & CAREGIVERS Email opt-ins from patients, caregivers and HCPs for ISEMBYLD communications 10,000 © 2026 Scholar Rock, Inc. All rights reserved. Extensive field team reach to Top 140 centers in U.S.  >95% of Top 140 SMA Treatment Centers with Scholar Rock engagements through October HCP, Healthcare Professional.

Broad-based demand in the earliest phase of launch as measured by volume and breadth of prescribers and patients

SITES PRESCRIBING ISEMBYLD

BALANCED across all geographies nationwide

>1/3 of Top 140 SMA treatment centers enrolled initial patients

Significant number of patients enrolled from sites **OUTSIDE TOP 140**

PATIENTS ENROLLED IN SCHOLAR ROCK SUPPORTS

- ISEMBYLD-treatment **naïve**
- Transitioning from **clinical trial** and **EAP**
- **Children** and **adults**
- **All trajectories** of motor function
- Background therapy of **Evrysdi, Spinraza, HD Spinraza**, including some who previously received **Zolgensma**

Steady and consistent pace of demand in initial weeks of ISEMBYLD™ launch

As of October 31, 2026.

© 2026 Scholar Rock, Inc. All rights reserved.

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Facilitating a clear path from prescription to infusion Broad and reliable access to ISEMBYLD™ to be established over time © 2026 Scholar Rock, Inc. All rights reserved. ISEMBYLD-SPECIFIC J-CODE PAYER POLICIES ESTABLISHED HOSPITAL FORMULARY APPROVALS PRIOR AUTHORIZATION PROCESS Key Factors Required to Reduce Time from Prescription to Infusion

98% of patients are enrolling in Scholar Rock Supports to assist with the treatment journey Source: Scholar Rock Supports. ROCC, Rx Onboarding and Care Coordinator. © 2026 Scholar Rock, Inc. All rights reserved. Providing personalized, dedicated support from prescription to infusion, which can take more than 60 to 90 days on average at this early stage of launch

WORKING TO BRING TO SMA PATIENTS GLOBALLY Building a 50-country operating platform to serve patients with rare, severe neuromuscular diseases UNITED STATES EUROPE REST OF WORLD Pending regulatory approvals outside the United States. © 2026 Scholar Rock, Inc. All rights reserved. JAPAN 17

R&D Progress Akshay Vaishnaw, M.D., Ph.D. President of R&D © 2026 Scholar Rock, Inc. All rights reserved.

Scholar Rock R&D priorities © 2026 Scholar Rock, Inc. All rights reserved. To enable treatment for children and adults with SMA in up to 50 countries worldwide SECURE GLOBAL APITEGROMAB REGULATORY APPROVALS Subcutaneous apitegromab, SMA patients <2 years of age, and new indications ADVANCE APITEGROMAB CLINICAL DEVELOPMENT SRK-439 is a high potency, investigational, subcutaneously administered myostatin inhibitor PROGRESS NEXT-GENERATION ANTI-MYOSTATIN PLATFORM 01 02 03

Securing regulatory approvals to bring apitegromab to children and adults with SMA in up to 50 countries globally MAA, Marketing Authorisation Application; EMA, European Medicines Agency; JNDA, Japanese New Drug Application; PMDA, Japan Pharmaceuticals and Medical Devices Agency. Europe Japan MAA resubmitted and validated by EMA Includes alternate fill-finish facility CHMP opinion anticipated H1 2027 JNDA submitted to PMDA, accepted under priority review Program granted Orphan Drug Designation © 2026 Scholar Rock, Inc. All rights reserved.

Advancing apitegromab clinical development programs Subcutaneous apitegromab and apitegromab have not been approved for the indications and uses discussed on this slide by the FDA or any other regulatory agency. © 2026 Scholar Rock, Inc. All rights reserved. PHASE 1 STUDY COMPLETE Subcutaneous Apitegromab Innovating for the SMA community to provide optionality as a self- or caregiver-administered anti-myostatin antibody Initiating engagements with regulators on the development path forward PHASE 2 STUDY Evaluating apitegromab in people living with FSHD in a randomized, double-blind, placebo-controlled trial expected to enroll 60 patients Patient dosing commenced in September Program granted Fast Track and Orphan Drug Designations by FDA Addressing the needs of children under 2 years of age with SMA including those who received SMN1-targeted treatment Participant enrollment and dosing ongoing PHASE 2 STUDY

Progressing SRK-439, our next generation anti-myostatin program

SRK-439

PHASE 1 STUDY

High potency, high affinity, investigational, subcutaneously administered myostatin inhibitor

Enrollment and dosing ongoing

On track to report topline data in early 2027

N ≈ 76 Healthy Adult Participants


Single Ascending Dose
PART A
Cohorts 1 - 5
R
SRK-439
Placebo
Multiple Ascending Dose
PART B
Cohorts 6 - 8
R
SRK-439
Repeated dosing per protocol schedule
Placebo
Repeated dosing per protocol schedule

© 2026 Scholar Rock, Inc. All rights reserved.
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Financial Update Vikas Sinha Chief Financial Officer © 2026 Scholar Rock, Inc. All rights reserved.

Q3 2026 Financial Results: Operating from a position of strength © 2026 Scholar Rock, Inc. All rights reserved. Reported $0.6 million in Q3, reflecting initial ISEMBYLD inventory shipments 1 Definitive agreement signed to sell Priority Review Voucher for additional $205 million* 2 Additional $150 million available under existing debt facility 3 $413.6M IN CASH, CASH EQUIVALENTS, AND MARKETABLE SECURITIES AS OF SEPTEMBER 30, 2026 PRIORITIZED INVESTMENTS ISEMBYLD launch in U.S. Strengthening supply chain Launch readiness in Europe and Japan Highly innovative clinical programs *Cash to be received upon closing of transaction.

Closing Remarks David L. Hallal Chairman & Chief Executive Officer © 2026 Scholar Rock, Inc. All rights reserved.

Q&A © 2026 Scholar Rock, Inc. All rights reserved.

ir@scholarrock.com media@scholarrock.com www.scholarrock.com THANK YOU © 2026 Scholar Rock, Inc. All rights reserved.